UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2020

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35376	77-0312442
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

25587 Conifer Road, Suite 105-231
Conifer, Colorado 80433
(Address of principal executive offices, zip code)

(303) 640-3838
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On May 15, 2020, Oblong, Inc. (the “Company”) issued a press release announcing the filing of its Annual Report on Form 10-K for the year ending December 31, 2019 (the “2019 Annual Report”) and the inclusion in the audited financial statements contained therein of an unqualified audit opinion from its independent registered public accounting firm that includes a going concern emphasis of matter paragraph. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Item 8.01    Other Events.

The Company will be relying on the U.S. Securities and Exchange Commission’s (the “SEC”) Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), to delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Report”), due to circumstances related to COVID-19. In particular, COVID-19 has resulted in travel limitations, limited access to the Company’s facilities and remote work for key personnel involved in preparing the Report, which has adversely impacted our ability to complete the Report on a timely basis. The Company currently expects to file the Report no later than June 29, 2020 (which is within 45 days from the Report’s original filing deadline of May 15, 2020).

Forward Looking and Cautionary Statements

This report contains forward-looking statements as defined under Section 27A of the Securities Act and Section 21E of the Exchange Act, and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that address activities that the Company assumes, plans, expects, believes, intends, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. A list and description of these and other risk factors can be found in the 2019 Annual Report filed with the SEC on May 15, 2020 and in other filings made by the Company with the SEC from time to time. Particular attention should be given to the risk factors set forth under “Part I. Item 1A. Risk Factors -- Risks Related to Our Business Resulting From the Coronavirus Pandemic” in the 2019 Annual Report. Any of these factors set forth in the 2019 Annual Report or in other filings made by the Company with the SEC from time to time could cause the Company’s actual results and plans to differ materially from those in the forward-looking statements. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, correct, update or revise any information contained herein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company, dated May 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBLONG, INC.

Date:	May 15, 2020	By:	/s/ Peter Holst
Name: Peter Holst
Title: President & CEO